UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
June 1, 2021
CompX International Inc.
(Exact name of registrant as specified in its charter)
Delaware	1-13905	57-0981653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2620
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code
(972) 448-1400

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock ($.01 par value per share)	CIX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Michael S. Simmons has been elected, effective June 1, 2021, as senior vice president and chief financial officer of the registrant by the registrant’s board of directors.  Upon Mr. Simmons’ election, Amy Allbach Samford, who previously served as vice president and chief financial officer of the registrant, ceased to be an officer of the registrant.  Effective June 1, 2021, Ms. Samford became the senior vice president and chief financial officer of the registrant’s affiliates Valhi, Inc. (“Valhi”) and NL Industries, Inc. and of Contran Corporation (“Contran”), the privately-held parent corporation of the registrant.

Amy E. Ruf continues to serve as the registrant’s vice president and controller.

Mr. Simmons, age 49, has served as senior vice president and chief financial officer of the registrant since June 1, 2021. He currently serves as senior vice president, finance of each of Contran, Valhi and the registrant’s affiliate Kronos Worldwide, Inc. (“Kronos Worldwide”).  Mr. Simmons has served in various accounting and financial positions (including officer positions) in various companies related to the registrant and Contran since 2018.  Immediately prior to June 1, 2021, Mr. Simmons served as vice president and chief accounting officer of Valhi and vice president, finance of Kronos Worldwide.  From 1994 to 2018, Mr. Simmons was employed by PricewaterhouseCoopers LLP, the registrant’s independent registered public accounting firm, most recently as a managing director.

Mr. Simmons is an employee of Contran and provides his services to the registrant under an intercorporate services agreement between the registrant and Contran.  For a description of the intercorporate services agreement, see “Certain Relationships and Transactions” in the registrant’s 2021 proxy statement, which description is incorporated herein by reference.  In addition, for a discussion of potential conflicts of interest of officers who serve more than one corporation, see “Certain Relationships and Transactions” in the 2021 proxy statement, which discussion is also incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CompX International Inc.
(Registrant)

By: /s/ Jane Grimm
Date: June 2, 2021	Jane Grimm, Vice President, General Counsel and Secretary